EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tiger Jiujiang Mining, Inc. (the “Company”) on Form 10-Q for the three- and nine-month periods ended November 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Chang Ya-Ping, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 16, 2012

/s/ “Chang Ya-Ping”
Chang Ya-Ping
Chief Executive Officer